BRAZOS MUTUAL FUNDS

                        Supplement dated December 1, 2003
                        to Prospectus dated April 1, 2003



Minimum Investment for Class N Shares

     Effective December 1, 2003, the initial minimum investment in Class N shares for each series of Brazos Mutual Funds (the "Funds") is $2,500 for non-retirement accounts, and $1,000 for retirement accounts. As a result, the references to initial minimum investments in the Class N shares of the Funds referenced on page 39 are no longer applicable.


Low Account Balance Fee

     Because of the high cost of maintaining low balance shareholder accounts, an annual low balance account fee of $25 (or the value of the account if the account value is less than $25) will be charged to all accounts that fail to meet the new minimum account balances as described below. The fee is designed to offset in part the relatively higher costs of servicing low balance accounts. The fee will not apply to shareholders whose combined Brazos Mutual Funds assets average greater than $100,000 over all Class Y accounts, and $1,000 for all Class N accounts, held by the shareholder. It is expected that accounts will be valued on the last Friday of December each year, and notices will be sent to those shareholders whose accounts may be subject to the low balance account fee.

     In order to avoid having the low account balance fee deducted directly from your account, you must, within 30 days of receipt of the low account balance fee notice:

o    Increase your account assets to meet the minimum balance amount,
o Make payment to U.S. Bancorp Fund Services LLC, the Fund's transfer agent, to cover the fee ($25),
o If the value of your Class Y accounts is less than $100,000, request that your investment assets be placed in a Class N account of the same Fund, or
o    Request a redemption order for your account balance.
o The small account fee will automatically be redeemed from your account if no other option has been selected.

     You may incur a tax liability as a result of share redemption to cover the low account balance fee.

     Each Fund reserves the right to close your account and redeem your shares if the value of your account falls below $100. However, before closing such an account, the Fund will notify you and provide you at least 30 days to allow you to bring your account values up to the minimum. Your account will not be closed if it drops in value due to Fund performance.

     John McStay Investment Counsel, L.P. ("JMIC"), the adviser to the Funds, has agreed to pay the low account balance fee for the following types of shareholders:

     o    Employees of JMIC
     o    Officers of the Funds
     o    Family members of employees of JMIC
     o    Family members of the officers of the Funds
     o    Clients of JMIC